Exhibit 13.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Celestica Inc. (the “Company”) on Form 20-F for the period ended December 31, 2014, as furnished to the Securities and Exchange Commission on the date hereof (the “Report”), each of Craig H. Muhlhauser, as Chief Executive Officer of the Company, and Darren G. Myers, as Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 13, 2015
/s/ Craig H. Muhlhauser
Craig H. Muhlhauser
Chief Executive Officer

March 13, 2015
/s/ Darren G. Myers
Darren G. Myers
Chief Financial Officer

A signed original of this written statement has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.